Exhibit 99.2

FINANCIAL SUPPLEMENT
As of March 31, 2016

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Mark Jones, Senior Vice President, Investor Relations
T: +1 646 289 4945
email: Mark.P.Jones@aspen.co

1

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2015. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts and certain non-recurring items.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 21 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 21 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 21 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 20.

Accident year loss ratio excluding catastrophes (a non-GAAP financial measure):  Aspen believes that the presentation of loss ratios excluding catastrophes and prior year reserve movements supports meaningful comparison from period to period of the underlying performance of the business.  Accident year loss ratios excluding catastrophes are calculated by dividing net losses excluding catastrophe losses, net expenses and prior year reserve movements by net earned premiums excluding catastrophe-related reinstatement premiums. Aspen has defined catastrophe losses in the first quarter of 2016 as losses associated with weather-related events in the U.S. and an earthquake in Taiwan and in the first quarter of 2015 as losses predominantly associated with storms in Europe, Australia and the U.S. See pages 9 and 10 for a reconciliation of loss ratios to accident year loss ratios excluding catastrophes.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended March 31,
(in US$ millions except for percentages, share and per share amounts)	2016	2015	Change
Gross written premium	$975.7	$919.2	6.1%
Net written premium	$799.7	$763.2	4.8%
Net earned premium	$663.1	$593.6	11.7%
Net income after tax	$114.4	$128.0	(10.6)%
Operating income after tax	$89.9	$98.0	(8.3)%
Net investment income	$49.5	$47.4	4.4%
Underwriting income	$55.7	$66.0	(15.6)%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.73	$1.91	(9.4)%
Operating income adjusted for preference share dividend and non-controlling interest	$1.33	$1.43	(7.0)%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.68	$1.87	(10.2)%
Operating income adjusted for preference share dividend and non-controlling interest	$1.29	$1.39	(7.2)%
Weighted average number of ordinary shares outstanding (in millions of shares)	60.868	62.159	(2.1)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	62.484	63.533	(1.7)%
Book value per ordinary share	$49.45	$47.14	4.9%
Diluted book value per ordinary share	$48.22	$46.02	4.8%
Ordinary shares outstanding at March 31, 2016 and March 31, 2015 (in millions of shares)	60.675	61.723	(1.7)%
Diluted ordinary shares outstanding at March 31, 2016 and March 31, 2015 (in millions of shares)	62.213	63.227	(1.6)%
Underwriting Ratios
Loss ratio	53.9%	51.6%
Policy acquisition expense ratio	19.6%	20.1%
General, administrative and corporate expense ratio	18.1%	17.2%
Expense ratio	37.7%	37.3%
Combined ratio	91.6%	88.9%
Return On Equity
Average equity (1)	$2,931.5	$2,886.3
Return on average equity
Net income adjusted for preference share dividend and non-controlling interest	3.6%	4.1%
Operating income adjusted for preference share dividend and non-controlling interest	2.8%	3.1%
Annualized return on average equity
Net income	14.4%	16.4%
Operating income	11.2%	12.4%

See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages and per share amounts)	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
UNDERWRITING REVENUES
Gross written premiums	$975.7	$634.8	$720.5	$722.8	$919.2
Premiums ceded	(176.0)	(48.0)	(68.7)	(78.4)	(156.0)
Net written premiums	799.7	586.8	651.8	644.4	763.2
Change in unearned premiums	(136.6)	42.9	(11.2)	(35.0)	(169.6)
Net earned premiums	663.1	629.7	640.6	609.4	593.6
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	357.4	334.0	365.6	360.5	306.1
Amortization of deferred policy acquisition costs	130.2	118.2	132.0	114.1	119.3
General, administrative and corporate expenses	119.8	125.9	100.5	95.4	102.2
Total underwriting expenses	607.4	578.1	598.1	570.0	527.6
Underwriting income including corporate expenses	55.7	51.6	42.5	39.4	66.0
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	49.5	46.4	45.0	46.7	47.4
Interest expense	(7.4)	(7.4)	(7.4)	(7.3)	(7.4)
Other (expense)	(3.0)	(5.4)	(10.6)	(2.7)	(1.6)
Total other operating revenue	39.1	33.6	27.0	36.7	38.4
OPERATING INCOME BEFORE TAX	94.8	85.2	69.5	76.1	104.4
Net realized and unrealized exchange (losses)/gains (1)	(20.1)	6.1	4.5	(9.4)	(11.0)
Net realized and unrealized investment gains/(losses) (2)	42.2	31.9	(44.0)	(15.5)	39.7
INCOME BEFORE TAX	116.9	123.2	30.0	51.2	133.1
Income tax expense	(2.5)	(5.3)	(1.8)	(2.2)	(5.1)
NET INCOME AFTER TAX	114.4	117.9	28.2	49.0	128.0
Dividends paid on ordinary shares	(12.8)	(12.8)	(12.7)	(13.0)	(12.4)
Dividends paid on preference shares	(9.5)	(9.4)	(9.5)	(9.4)	(9.5)
Dividends paid to non-controlling interest	—	(0.1)	—	—	—
Proportion due to non-controlling interest	0.2	—	(0.3)	(0.5)	—
Retained income	$92.3	$95.6	$5.7	$26.1	$106.1
Components of net income after tax
Operating income	89.9	84.0	67.2	72.2	98.0
Net realized and unrealized exchange (losses)/gains after tax (1)	(16.9)	5.7	1.4	(7.5)	(9.8)
Net realized and unrealized investment gains/(losses) after tax (2)	41.4	28.2	(40.4)	(15.7)	39.8
NET INCOME AFTER TAX	$114.4	$117.9	$28.2	$49.0	$128.0
Loss ratio	53.9%	53.0%	57.1%	59.2%	51.6%
Policy acquisition expense ratio	19.6%	18.8%	20.6%	18.7%	20.1%
General, administrative and corporate expense ratio	18.1%	20.0%	15.7%	15.7%	17.2%
Expense ratio	37.7%	38.8%	36.3%	34.4%	37.3%
Combined ratio	91.6%	91.8%	93.4%	93.6%	88.9%
Basic earnings per share (3)	$1.73	$1.78	$0.30	$0.64	$1.91
Diluted earnings per share (3)	$1.68	$1.75	$0.30	$0.62	$1.87
Annualized return on average equity
Net income	14.4%	15.2%	2.8%	5.6%	16.4%
Operating income	11.2%	10.4%	8.4%	8.8%	12.4%
See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(3) Adjusted for preference share dividends and non-controlling interest.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
	Three Months Ended March 31,
	2016	2015
UNDERWRITING REVENUES
Gross written premiums	$975.7	$919.2
Premiums ceded	(176.0)	(156.0)
Net written premiums	799.7	763.2
Change in unearned premiums	(136.6)	(169.6)
Net earned premiums	663.1	593.6
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	357.4	306.1
Amortization of deferred policy acquisition costs	130.2	119.3
General, administrative and corporate expenses	119.8	102.2
Total underwriting expenses	607.4	527.6
Underwriting income including corporate expenses	55.7	66.0
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	49.5	47.4
Interest expense	(7.4)	(7.4)
Other (expense)	(3.0)	(1.6)
Total other operating revenue	39.1	38.4
OPERATING INCOME BEFORE TAX	94.8	104.4
Net realized and unrealized exchange (losses)(1)	(20.1)	(11.0)
Net realized and unrealized investment gains(2)	42.2	39.7
INCOME BEFORE TAX	116.9	133.1
Income tax expense	(2.5)	(5.1)
NET INCOME AFTER TAX	114.4	128.0
Dividends paid on ordinary shares	(12.8)	(12.4)
Dividends paid on preference shares	(9.5)	(9.5)
Proportion due to non-controlling interest	0.2	—
Retained income	$92.3	$106.1
Components of net income after tax
Operating income	89.9	98.0
Net realized and unrealized exchange (losses) after tax (1)	(16.9)	(9.8)
Net realized and unrealized investment gains after tax (2)	41.4	39.8
NET INCOME AFTER TAX	$114.4	$128.0
Loss ratio	53.9%	51.6%
Policy acquisition expense ratio	19.6%	20.1%
General, administrative and corporate expense ratio	18.1%	17.2%
Expense ratio	37.7%	37.3%
Combined ratio	91.6%	88.9%

See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Investments
Fixed income securities	$6,960.5	$6,739.1	$6,496.4	$6,407.4	$6,339.2
Equity securities	757.8	736.4	696.3	729.3	719.0
Other investments	8.9	8.9	9.5	9.5	9.5
Catastrophe bonds	46.1	55.4	36.7	32.3	32.8
Short-term investments	143.0	172.4	183.2	185.2	180.9
Total investments	7,916.3	7,712.2	7,422.1	7,363.7	7,281.4
Cash and cash equivalents	903.1	1,099.5	1,196.7	1,148.4	1,225.9
Reinsurance recoverables
Unpaid losses	366.0	354.8	348.7	337.3	360.1
Ceded unearned premiums	243.6	168.9	224.6	257.1	276.4
Receivables
Underwriting premiums	1,339.1	1,115.6	1,208.4	1,249.9	1,264.8
Other	117.9	94.3	108.7	108.1	92.1
Funds withheld	39.6	36.0	39.0	44.5	46.1
Deferred policy acquisition costs	407.7	361.1	346.8	349.0	333.8
Derivatives at fair value	10.9	9.2	9.2	4.1	2.1
Receivable for securities sold	1.9	0.6	6.7	5.5	0.3
Office properties and equipment	83.2	70.6	68.7	65.6	61.9
Taxation	—	3.7	—	0.9	—
Other assets	1.8	4.1	5.9	1.9	18.2
Intangible assets and goodwill	74.3	18.2	18.2	18.2	18.2
Total assets	$11,505.4	$11,048.8	$11,003.7	$10,954.2	$10,981.3
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$5,011.5	$4,938.2	$4,913.9	$4,815.9	$4,698.9
Unearned premiums	1,804.0	1,587.2	1,686.9	1,702.8	1,665.1
Total insurance reserves	6,815.5	6,525.4	6,600.8	6,518.7	6,364.0
Payables
Reinsurance premiums	148.9	92.7	135.6	164.5	171.5
Taxation	19.2	10.8	22.7	32.1	34.8
Accrued expenses and other payables	293.3	343.8	237.7	242.7	308.6
Liabilities under derivative contracts	17.6	4.0	1.9	7.2	11.5
Total payables	479.0	451.3	397.9	446.5	526.4
Loan notes issued by variable interest entities, at fair value	104.5	103.0	84.5	76.2	76.0
Long-term debt	549.3	549.2	549.2	549.2	549.1
Total liabilities	7,948.3	7,628.9	7,632.4	7,590.6	7,515.5
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	1.1	1.3	1.3	1.0	0.5
Preference shares	—	—	—	—	—
Additional paid-in capital	1,055.9	1,075.3	1,068.3	1,061.7	1,106.0
Retained earnings	2,375.9	2,283.6	2,188.0	2,182.3	2,156.2
Accumulated other comprehensive income, net of taxes	124.1	59.6	113.6	118.5	203.0
Total shareholders’ equity	3,557.1	3,419.9	3,371.3	3,363.6	3,465.8
Total liabilities and shareholders’ equity	$11,505.4	$11,048.8	$11,003.7	$10,954.2	$10,981.3

Book value per ordinary share	$49.45	$46.99	$46.30	$46.18	$47.14
Book value per diluted ordinary share	$48.22	$46.00	$45.28	$45.16	$46.02

See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended
(in US$ except for number of shares)	March 31, 2016	March 31, 2015

Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.73	$1.91
Operating income adjusted for preference share dividend and non-controlling interest	$1.33	$1.43
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.68	$1.87
Operating income adjusted for preference share dividend and non-controlling interest	$1.29	$1.39

Weighted average number of ordinary shares outstanding (in millions)	60.868	62.159
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	62.484	63.533

Book value per ordinary share	$49.45	$47.14
Diluted book value per ordinary share	$48.22	$46.02

Ordinary shares outstanding at end of the period (in millions)	60.675	61.723
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	62.213	63.227

See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended
(in US$ millions except for percentages)	March 31, 2016	March 31, 2015

Average shareholders' equity	$3,488.5	$3,442.6
Average non-controlling interest	(1.2)	(0.5)
Average preference shares	(555.8)	(555.8)
Average ordinary shareholders' equity	$2,931.5	$2,886.3
Return on average equity:
Net income adjusted for preference share dividend and non-controlling interest	3.6%	4.1%
Operating income adjusted for preference share dividend and non-controlling interest	2.8%	3.1%
Annualized return on average equity:
Net income	14.4%	16.4%
Operating income	11.2%	12.4%
Components of return on average equity:
Return on average equity from underwriting activity (1)	1.9%	2.3%
Return on average equity from investment and other activity (2)	1.0%	1.0%
Pre-tax operating income return on average equity (3)	2.9%	3.3%
Post-tax operating income return on average equity (4)	2.8%	3.1%

See page 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends and non-controlling interest.
(3) Calculated by using operating income before tax adjusted for preference share dividends and non-controlling interest.
(4) Calculated by using operating income after-tax adjusted for preference share dividends and non-controlling interest.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended March 31, 2016			Three Months Ended March 31, 2015
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$517.6	$458.1	$975.7	$484.8	$434.4	$919.2
Net written premiums	449.5	350.2	799.7	442.1	321.1	763.2
Gross earned premiums	306.8	445.6	752.4	265.8	415.1	680.9
Net earned premiums	280.3	382.8	663.1	249.4	344.2	593.6
Losses and loss adjustment expenses	134.5	222.9	357.4	105.5	200.6	306.1
Amortization of deferred policy acquisition costs	59.4	70.8	130.2	53.4	65.9	119.3
General and administrative expenses	44.1	58.6	102.7	32.4	55.3	87.7
Underwriting income	$42.3	$30.5	$72.8	$58.1	$22.4	$80.5
Net investment income			49.5			47.4
Net realized and unrealized investment gains(1)			42.2			39.7
Corporate expenses			(17.1)			(14.5)
Other (expense)			(3.0)			(1.6)
Interest expense			(7.4)			(7.4)
Net realized and unrealized foreign exchange (losses) (2)			(20.1)			(11.0)
Income before tax			$116.9			$133.1
Income tax expense			(2.5)			(5.1)
Net income			$114.4			$128.0
Ratios
Loss ratio	48.0%	58.2%	53.9%	42.3%	58.3%	51.6%
Policy acquisition expense ratio	21.2%	18.5%	19.6%	21.4%	19.1%	20.1%
General and administrative expense ratio (3)	15.7%	15.3%	18.1%	13.0%	16.1%	17.2%
Expense ratio	36.9%	33.8%	37.7%	34.4%	35.2%	37.3%
Combined ratio	84.9%	92.0%	91.6%	76.7%	93.5%	88.9%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Gross written premiums	$517.6	$186.8	$316.6	$260.7	$484.8
Net written premiums	449.5	178.5	294.7	238.2	442.1
Gross earned premiums	306.8	295.9	304.6	287.2	265.8
Net earned premiums	280.3	270.3	284.6	268.3	249.4
Net losses and loss adjustment expenses	134.5	99.9	169.9	116.3	105.5
Amortization of deferred policy acquisition costs	59.4	56.1	64.8	50.4	53.4
General and administrative expenses	44.1	44.0	34.7	35.4	32.4
Underwriting income	$42.3	$70.3	$15.2	$66.2	$58.1
Ratios
Loss ratio	48.0%	37.0%	59.7%	43.3%	42.3%
Policy acquisition expense ratio	21.2%	20.8%	22.8%	18.8%	21.4%
General and administrative expense ratio	15.7%	16.3%	12.2%	13.2%	13.0%
Expense ratio	36.9%	37.1%	35.0%	32.0%	34.4%
Combined ratio	84.9%	74.1%	94.7%	75.3%	76.7%
Accident Year Ex-cat Loss Ratio
Loss ratio	48.0%	37.0%	59.7%	43.3%	42.3%
Prior year loss development	6.5%	13.8%	5.7%	9.0%	5.3%
Catastrophe losses	(3.8)%	(8.4)%	(5.9)%	(0.9)%	(3.1)%
Accident year ex-cat loss ratio	50.7%	42.4%	59.5%	51.4%	44.5%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Gross written premiums	$458.1	$448.0	$403.9	$462.1	$434.4
Net written premiums	350.2	408.3	357.1	406.2	321.1
Gross earned premiums	445.6	436.0	429.0	423.2	415.1
Net earned premiums	382.8	359.4	356.0	341.1	344.2
Net losses and loss adjustment expenses	222.9	234.1	195.7	244.2	200.6
Amortization of deferred policy acquisition costs	70.8	62.1	67.2	63.7	65.9
General and administrative expenses	58.6	61.8	51.3	45.2	55.3
Underwriting income/(loss)	$30.5	$1.4	$41.8	$(12.0)	$22.4
Ratios
Loss ratio	58.2%	65.1%	55.0%	71.6%	58.3%
Policy acquisition expense ratio	18.5%	17.3%	18.9%	18.7%	19.1%
General and administrative expense ratio	15.3%	17.2%	14.4%	13.3%	16.1%
Expense ratio	33.8%	34.5%	33.3%	32.0%	35.2%
Combined ratio	92.0%	99.6%	88.3%	103.6%	93.5%
Accident Year Ex-cat Loss Ratio
Loss ratio	58.2%	65.1%	55.0%	71.6%	58.3%
Prior year loss development	0.9%	6.0%	6.4%	2.1%	4.2%
Catastrophe losses	(2.1)%	(6.5)%	(0.6)%	(2.8)%	(1.7)%
Accident year ex-cat loss ratio	57.0%	64.6%	60.8%	70.9%	60.8%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Reinsurance
Property Catastrophe Reinsurance	$127.6	$4.1	$49.1	$67.3	$153.8
Other Property Reinsurance	103.0	61.2	105.2	84.0	109.9
Casualty Reinsurance	127.1	45.9	77.9	49.0	114.7
Specialty Reinsurance	159.9	75.6	84.4	60.4	106.4
Total Reinsurance	$517.6	$186.8	$316.6	$260.7	$484.8
Insurance
Property and Casualty Insurance	$226.3	$213.9	$208.5	$254.8	$213.4
Marine, Aviation and Energy Insurance	117.7	107.1	85.3	103.2	131.7
Financial and Professional Lines Insurance	114.1	127.0	110.1	104.1	89.3
Total Insurance	$458.1	$448.0	$403.9	$462.1	$434.4

Total Gross Written Premiums	$975.7	$634.8	$720.5	$722.8	$919.2
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$92.1	$4.8	$33.8	$53.5	$126.1
Other Property Reinsurance	92.9	59.9	100.1	80.6	98.8
Casualty Reinsurance	125.6	41.5	76.8	46.7	113.8
Specialty Reinsurance	138.9	72.3	84.0	57.4	103.4
Total Reinsurance	$449.5	$178.5	$294.7	$238.2	$442.1
Insurance
Property and Casualty Insurance	$180.5	$185.2	$172.9	$222.1	$156.7
Marine, Aviation and Energy Insurance	106.6	99.7	76.1	82.5	120.5
Financial and Professional Lines Insurance	63.1	123.4	108.1	101.6	43.9
Total Insurance	$350.2	$408.3	$357.1	$406.2	$321.1

Total Net Written Premiums	$799.7	$586.8	$651.8	$644.4	$763.2
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$47.3	$58.1	$54.0	$53.8	$57.1
Other Property Reinsurance	87.3	79.4	91.5	78.9	77.5
Casualty Reinsurance	67.0	63.7	68.6	71.2	57.8
Specialty Reinsurance	78.7	69.1	70.5	64.4	57.0
Total Reinsurance	$280.3	$270.3	$284.6	$268.3	$249.4
Insurance
Property and Casualty Insurance	$189.7	$172.0	$171.8	$162.9	$159.8
Marine, Aviation and Energy Insurance	93.9	94.9	94.1	97.3	99.4
Financial and Professional Lines Insurance	99.2	92.5	90.1	80.9	85.0
Total Insurance	$382.8	$359.4	$356.0	$341.1	$344.2

Total Net Earned Premiums	$663.1	$629.7	$640.6	$609.4	$593.6

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Three Months Ended March 31,
(in US$ millions)	2016	2015
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	1.3	0.5
Net change for the period	(0.2)	—
End of period	1.1	0.5
Additional paid-in capital
Beginning of period	1,075.3	1,134.3
New shares issued	1.5	3.5
Ordinary shares repurchased	(25.0)	(36.5)
Share-based compensation	4.1	4.7
End of period	1,055.9	1,106.0
Retained earnings
Beginning of period	2,283.6	2,050.1
Net income for the period	114.4	128.0
Dividends paid on ordinary and preference shares	(22.3)	(21.9)
Proportion due to non-controlling interest	0.2	—
End of period	2,375.9	2,156.2
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	0.6	72.7
Change for the period	(11.0)	(26.1)
End of period	(10.4)	46.6
Loss on derivatives:
Beginning of period	(1.2)	(3.8)
Net change from current period hedged transactions	(1.4)	(2.4)
End of period	(2.6)	(6.2)
Unrealized appreciation/(depreciation) on available for sale investments, net of taxes:
Beginning of period	60.2	165.4
Change for the period	76.9	(2.8)
End of period	137.1	162.6
Total accumulated other comprehensive income	124.1	203.0

Total shareholders' equity	$3,557.1	$3,465.8

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended March 31,
(in US$ millions)	2016	2015

Net income adjusted for non-controlling interest	$114.4	$128.0
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains) included in net income	(3.7)	(31.9)
Change in net unrealized gains on available for sale securities held	80.6	29.1
Net change from current period hedged transactions	(1.4)	(2.4)
Change in foreign currency translation adjustment	(11.0)	(26.1)
Other comprehensive income/(loss)	64.5	(31.3)
Comprehensive income	$178.9	$96.7

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
(in US$ millions)	2016	2015

Net cash from operating activities	$47.3	$66.2
Net cash (used in)/from investing activities	(106.2)	120.9
Net cash (used in) financing activities	(133.2)	(119.8)
Effect of exchange rate movements on cash and cash equivalents	(4.3)	(19.9)
Decrease in cash and cash equivalents	(196.4)	47.4
Cash at beginning of period	1,099.5	1,178.5
Cash at end of period	$903.1	$1,225.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Three Months Ended March 31, 2016	For the Twelve Months Ended December 31, 2015

Provision for losses and loss adjustment expenses at the start of the period	$4,938.2	$4,750.8
Reinsurance recoverables	(354.8)	(350.0)
Net loss and loss adjustment expenses at the start of the period	4,583.4	4,400.8

Net loss and loss adjustment expenses assumed	5.7	—
Provision for losses and loss adjustment expenses for claims incurred
Current period	379.0	1,522.7
Prior period release	(21.6)	(156.5)
Total incurred	357.4	1,366.2

Losses and loss adjustment expenses payments for claims incurred	(294.5)	(1,108.5)

Foreign exchange (gains)	(6.4)	(75.1)

Net loss and loss adjustment expenses reserves at the end of the period	4,645.5	4,583.4
Reinsurance recoverables on unpaid losses at the end of the period	366.0	354.8
Gross loss and loss adjustment expenses reserves at the end of the period	$5,011.5	$4,938.2

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at March 31, 2016			As at December 31, 2015
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,472.5	$(39.5)	$2,433.0	$2,441.9	$(32.4)	$2,409.5
Insurance	2,539.0	(326.5)	2,212.5	2,496.3	(322.4)	2,173.9
Total losses and loss adjustment expense reserves	$5,011.5	$(366.0)	$4,645.5	$4,938.2	$(354.8)	$4,583.4

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended March 31, 2016			Three Months Ended March 31, 2015
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$20.3	$(2.1)	$18.2	$14.5	$(1.3)	$13.2
Insurance	2.8	0.6	3.4	21.2	(6.9)	14.3
Release in reserves for prior years during the period	$23.1	$(1.5)	$21.6	$35.7	$(8.2)	$27.5

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Marketable Securities - Available For Sale
U.S. government securities	$1,111.7	$1,123.1	$1,138.1	$1,074.6	$1,041.8
U.S. agency securities	149.9	158.7	162.0	182.0	182.9
Municipal securities	32.9	26.6	28.5	29.5	30.7
Corporate securities	2,680.9	2,660.6	2,496.7	2,420.8	2,333.6
Foreign government securities	674.5	644.2	628.4	661.7	637.7
Asset-backed securities	76.3	76.0	132.5	138.7	140.9
Bonds backed by foreign government	72.5	82.1	77.0	78.3	68.2
Mortgage-backed securities	1,265.0	1,179.8	1,041.3	1,044.1	1,104.0
Total fixed income securities	6,063.7	5,951.1	5,704.5	5,629.7	5,539.8
Short-term investments	135.3	162.9	176.3	184.1	180.2
Total Available For Sale	$6,199.0	$6,114.0	$5,880.8	$5,813.8	$5,720.0

Marketable Securities - Trading
U.S. government securities	$42.1	$27.3	$13.5	$3.4	$9.0
U.S. agency securities	—	—	—	—	0.2
Municipal securities	4.0	0.5	0.5	0.5	0.5
Corporate securities	615.2	558.2	547.2	540.1	554.1
Foreign government securities	198.5	179.5	128.9	133.8	133.7
Asset-backed securities	19.6	20.5	18.7	19.7	16.0
Mortgage-backed securities	17.4	—	—	—	—
Bank loans	—	2.0	83.1	80.2	85.9
Total fixed income securities	896.8	788.0	791.9	777.7	799.4
Short-term investments	7.7	9.5	6.9	1.1	0.7
Equity securities	757.8	736.4	696.3	729.3	719.0
Catastrophe bonds	46.1	55.4	36.7	32.3	32.8
Total Trading	$1,708.4	$1,589.3	$1,531.8	$1,540.4	$1,551.9

Other Investments	$8.9	$8.9	$9.5	$9.5	$9.5

Cash	903.1	1,099.5	1,196.7	1,148.4	1,225.9
Accrued interest	46.0	48.1	46.1	48.3	43.9
Total Cash and Accrued Interest	$949.1	$1,147.6	$1,242.8	$1,196.7	$1,269.8

Total Cash and Investments	$8,865.4	$8,859.8	$8,664.9	$8,560.4	$8,551.2

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015

Net investment income from fixed income investments and cash	$42.6	$42.8	$40.5	$40.9	$41.2
Net investment income from equity securities	6.9	3.6	4.5	5.8	6.2
Net investment income	49.5	46.4	45.0	46.7	47.4

Net realized and unrealized investment gains/(losses) excluding the interest rate swaps	45.0	30.5	(41.2)	(15.3)	42.9
Net realized investment (losses)/gains from the interest rate swaps	(2.8)	1.4	(2.8)	(0.2)	(3.2)
Other-than-temporary impairment charges	—	—	—	—	—
Net realized and unrealized investment gains/(losses)	42.2	31.9	(44.0)	(15.5)	39.7

Change in unrealized (losses)/gains on available for sale investments (gross of tax)	85.0	(33.4)	17.3	(77.5)	—
Total return/(loss) on investments (1)	$176.7	$44.9	$18.3	$(46.3)	$87.1

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps)	2.56%	2.59%	2.50%	2.57%	2.56%
Fixed income portfolio duration (excluding the impact of the interest rate swaps)	3.6 years	3.7 years	3.4 years	3.5 years	3.5 years

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Net assets	$3,557.1	$3,419.9	$3,371.3	$3,363.6	$3,465.8
Less: Preference shares	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)
Less: Non-controlling interest	(1.1)	(1.3)	(1.3)	(1.0)	(0.5)
Total	$3,000.2	$2,862.8	$2,814.2	$2,806.8	$2,909.5

Ordinary shares outstanding (in millions)	60.675	60.918	60.782	60.778	61.723
Ordinary shares and dilutive potential ordinary shares (in millions)	62.213	62.240	62.147	62.149	63.227

Book value per ordinary share	$49.45	$46.99	$46.30	$46.18	$47.14
Diluted book value per ordinary share	$48.22	$46.00	$45.28	$45.16	$46.02

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended
(in US$ millions except where stated)	March 31, 2016	March 31, 2015

Net income as reported	$114.4	$128.0
Net change attributable to non-controlling interest	0.2	—
Preference share dividends	(9.5)	(9.5)
Net income available to ordinary shareholders	105.1	118.5
Add (deduct) after tax income:
Net foreign exchange losses	16.9	9.8
Net realized (gains) on investments	(41.4)	(39.8)
Operating income after tax available to ordinary shareholders	80.6	88.5
Tax expense on operating income	4.9	6.4
Operating income before tax available to ordinary shareholders	$85.5	$94.9

Basic earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.73	$1.91
Add (deduct) after tax income:
Net foreign exchange losses	0.28	0.16
Net realized (gains) on investments	(0.68)	(0.64)
Operating income adjusted for preference shares dividends and non-controlling interest	$1.33	$1.43

Diluted earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.68	$1.87
Add (deduct) after tax income:
Net foreign exchange losses	0.27	0.15
Net realized (gains) on investments	(0.66)	(0.63)
Operating income adjusted for preference shares dividends and non-controlling interest	$1.29	$1.39